Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Coglon, President of Bradner Ventures Ltd., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 20-F of Bradner Ventures Ltd. for the fiscal year ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: June 1, 2004

/s/ Richard Coglon
Richard Coglon
President

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A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Bradner Ventures Ltd. and will be retained by Bradner Ventures Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.